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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): FEBRUARY 24, 2003
                                                         -----------------




                             UNITED AUTO GROUP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)







            DELAWARE                 1-12297                 22-3086739
            --------                 -------                 ----------
 (State or Other Jurisdiction      (Commission             (IRS Employer
       of Incorporation)           File Number)        Identification Number)

       2555 TELEGRAPH RD                                      48302-0954
       -----------------                                      ----------
      BLOOMFIELD HILLS, MI                               (Including Zip Code)
      --------------------
(Address of Principal Executive
            Offices)

                                248-648-2500
                                ------------
            (Registrant's Telephone Number, Including Area Code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated February 24, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

On February 24, 2003, United Auto Group, Inc. issued a press release announcing that Roger S. Penske, Chairman of the Company, will be a presenter at Bear Stearns' Ninth Annual Retail, Restaurants, and Apparel Conference in New York, New York on February 25, 2003. The Company will simultaneously broadcast the audio portion of the presentation over the Internet. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     February 24, 2003                UNITED AUTO GROUP, INC.


                                            By: /s/ Robert H. Kurnick, Jr.
                                                ------------------------------
                                                     ROBERT H. KURNICK, JR.
                                            Its:     EXECUTIVE VICE PRESIDENT



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                                  EXHIBIT INDEX


       EXHIBIT          DESCRIPTION OF EXHIBIT                  SEQUENTIAL PAGE
       -------          ----------------------                  ---------------
       NUMBER                                                      NUMBER
       ------                                                      ------


      EXHIBIT 99.1        Press Release of United Auto Group,
                          Inc., dated February 24, 2003